                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      November 19, 1999
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                          ALEXION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  0-27756                      13-3648318
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)


     25 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:       (203) 776-1790
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On November 19, 1999, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.1.

         On November 30, 1999, Alexion Pharmaceuticals, Inc. filed the press release filed herewith as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

         99.1     Press Release dated November 19, 1999.

         99.2     Press Release dated November 30, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ALEXION PHARMACEUTICALS, INC.



Date: December 1, 1999             By: /s/ Leonard Bell
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                                       Name: Leonard Bell, M.D.
                                       Title: President, Chief Executive
                                              Officer, Secretary and Treasurer